UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 9, 2006
NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA	L6T 5P6

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On May 9, 2006, the registrant announced that it completed the transfer of the manufacturing operations and related assets including product integration, testing, repair and logistics operations of Nortel’s Systems House in Calgary, Alberta, Canada, to Flextronics (“Calgary Closing”). Approximately 650 employees in Calgary will transfer to Flextronics as part of the final phase of the previously announced agreements, the details of which are referenced below.
The registrant’s principal operating subsidiary, Nortel Networks Limited (“Nortel”), had previously entered into an asset purchase agreement dated June 29, 2004 among Nortel, Flextronics International Ltd. (“Flextronics Limited”), and Flextronics Telecom Systems Ltd. (“Flextronics Telecom’), which was filed as Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the “Asset Purchase Agreement”). The Asset Purchase Agreement was subsequently amended: (1) by a first amending agreement dated as of November 1, 2004, which was filed as Exhibit 10.60 to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2004 (“First Amending Agreement”); (2) a second amending agreement effective February 7, 2005, which was filed as Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (“Second Amending Agreement”); and (3) a third amending agreement made as of August 22, 2005, which was filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed August 26, 2005 (“Third Amending Agreement”).
Nortel, Flextronics Limited and Flextronics Telecom had also entered into an amended and restated master contract manufacturing services agreement dated as of June 29, 2004, which was filed as Exhibit 10.4 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (“MCMSA”), and subsequently amended as of November 1, 2004 by a first MCMSA amending agreement, which was filed as Exhibit 10.59 to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2004 (“First MCMSA Amending Agreement”).
Nortel, Flextronics Limited and Flextronics Telecom had also entered into a letter agreement dated June 29, 2004, which was filed as Exhibit 10,7 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (“Letter Agreement”).
In conjunction with the Calgary Closing, Nortel, Flextronics Limited and Flextronics Telecom further amended: (1) the Asset Purchase Agreement by entering into a fourth amending agreement (“Fourth Amending Agreement”) and fifth amending agreement (“Fifth Amending Agreement”), respectively, both made as of May 8, 2006; (2) the MCMSA by entering into a second amending agreement effective as of May 8, 2006 (“Second MCMSA Amending Agreement”); and (3) the Letter Agreement by entering into an amended and restated letter agreement dated as of May 8, 2006 (“Amended and Restated Letter Agreement”).
The foregoing summary description of the Asset Purchase Agreement, First Amending Agreement, Second Amending Agreement, Third Amending Agreement, Fourth Amendment, Fifth Amendment, MCMSA, First MCMSA Amending Agreement, Second MCMSA Amending Agreement, Letter Agreement and Amended and Restated Letter Agreement, is not purported to be complete and is qualified in it entirety by reference to the terms and conditions of those respective agreements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Gordon A. Davies
Gordon A Davies
General Counsel -- Corporate and Corporate Secretary

By:	/s/ Anna Ventresca
Anna Ventresca
Assistant Secretary

Dated: May 12, 2006

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